Exhibit 99.1

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Alison Wertheim	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5812	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

NET NEW ASSETS TOTAL $21.6 BILLION

SAN FRANCISCO, July 18, 2006 – The Charles Schwab Corporation announced today that its net income for the quarter ended June 30, 2006 was $251 million. In comparison, the company reported net income of $243 million for the first quarter of 2006 and net income of $186 million for the second quarter of 2005. For the first half of 2006, the Company’s net income was $494 million, compared with $331 million earned during the same period in 2005.

	Three Months Ended —June 30,—		% Change	Six Months Ended —June 30,—		% Change
Financial Highlights	2006	2005		2006	2005
Net revenues (in millions)	$1,311	$1,087	21%	$2,590	$2,146	21%
Net income (in millions)	$251	$186	35%	$494	$331	49%
Diluted earnings per share	$.19	$.14	36%	$.38	$.25	52%
Pre-tax profit margin(1)	31.4%	27.9%		31.3%	25.6%
Return on stockholders’ equity	22%	17%		22%	15%

(1)	From continuing operations.

Chairman and CEO Charles Schwab commented, “During the second quarter, economic news was mixed and the broad market indices declined. Throughout this more challenging environment, we remained intent on listening to our clients and responding to their needs. This ongoing focus supported continued strength in our client metrics – we opened 173,000 new brokerage accounts and clients brought $22 billion in net new assets to the company during the period, up 20% and 93%, respectively, from year-ago levels. Total client assets reached $1.278 trillion as of June 30, 2006, 16% higher than month-end June 2005. Our success in building stronger client relationships is also reflected in our financial performance – net revenues were up 21% versus the second quarter of 2005 and earnings were up 35%.”

CFO Chris Dodds said, “Continued strength in client asset flows helped push our asset-based and other revenues to a record $1.1 billion for the second quarter, while overall net revenues reached just over $1.3 billion. On the expense front, advertising and market development costs increased 37% versus the second quarter of 2005 as we invested in our national “Talk to Chuck™” campaign. Compensation and benefits expense rose by 16% as we made additional year-to-date bonus and long-term incentive plan accruals to reflect our above-plan performance thus far in 2006. As a percentage of net revenues, however, compensation and benefits declined to 40% versus 42% a year ago. All other expenses grew just 9% in the aggregate, enabling us to achieve a record pre-tax profit margin of 31.4% for the second quarter. On the capital management front, we limited our outlays for capital expenditures to $36 million and repurchased $292 million of our common stock during the quarter, which helped us achieve a 22% return on equity.”

Business highlights for the second quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (includes Individual Investor and Corporate and Retirement Services businesses)

•	Client assets enrolled in Schwab advice offers = $43.6 billion, up 34% year-over-year.

•	Net new assets into Schwab Corporate and Retirement Services retirement plan offerings during the quarter = $1.4 billion.

•	Total client assets in employer-sponsored retirement plans at Schwab = $128 billion, up 20% year-over-year.

•	Reduced the top price point for online equity trades from $19.95 to $12.95; simplified and lowered pricing for a variety of other trades; eliminated more than a dozen service fees; and eliminated or reduced certain account fees.

•	Launched a Branch Extension Team to provide personalized relationships to selected clients with less than $250,000 in assets at Schwab and introduced a relationship-based commission pricing approach that takes into consideration a client’s total relationship with Schwab, including their combined bank (mortgage, HELOC, credit card) and brokerage balances.

Schwab Institutional® Business

•	Total client assets associated with Schwab Institutional = $445 billion, up 22% year-over-year.

•	Client assets at Schwab associated with IA referral programs = $30.9 billion, up 15% year-over-year.

•	Increased the number of investment strategies available to advisors and their clients through the Managed Account Access program by 26%. Managed Account Access now includes 107 strategies across 34 firms.

•	Released a new version of the PortfolioCenter® portfolio management system, to provide advisors with enhanced data-entry and reporting capabilities.

U.S. Trust Business

•	Total client assets at U.S. Trust = $155 billion, up 11% year-over-year; assets under management = $93 billion, up 7% year-over-year.

•	Net new client assets during the quarter = $3.0 billion.

•	Client assets at U.S. Trust associated with the Schwab referral program = $6.4 billion, up 27% year-over-year.

•	Leveraged CTC Consulting’s alternative investment expertise to develop the Hedge Fund Solutions program, which utilizes a concentrated fund of funds structure to provide clients with tailored portfolios that can emphasize particular strategies, regions and themes.

•	Launched the Capital Markets Advisory division to provide clients with advice and transaction services relating to custom hedging, derivatives, foreign exchange and structured products.

Products and Infrastructure

•	Total client assets held in third-party Mutual Fund OneSource® funds = $144 billion, up 15% year-over-year.

•	Total client assets held in proprietary funds (Schwab Funds®, Excelsior®, and Laudus Funds™) = $187 billion, up 20% year-over-year.

•	Total client assets held in fixed income securities = $168 billion, up 15% year-over-year.

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $9.1 billion, up 18% from the prior quarter.

•	Outstanding mortgage and home equity loans = $2.1 billion.

•	First mortgage originations during the quarter = $323 million.

•	Introduced the Laudus Rosenberg International Discovery Fund, which focuses on small and mid-cap stocks in both developed and emerging markets; also restructured an existing Laudus fund into the Schwab Viewpoints Fund, which is designed to use a multi-manager strategy and Schwab’s own market perspectives to seek both growth and income in various asset classes and investment styles within a single asset-allocation fund.

The Charles Schwab Corporation (NASDAQ: SCHW) is a leading provider of financial services, with more than 330 offices and 6.8 million client brokerage accounts, 521,000 corporate retirement plan participants, 178,000 banking accounts, and $1.3 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC), offers a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The company’s other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader®, Inc. (member SIPC). More information is available at www.aboutschwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net Revenues
Asset management and administration fees	$642	$552	$1,260	$1,099

Interest revenue	653	464	1,258	876
Interest expense	(235)	(167)	(447)	(305)

Net interest revenue	418	297	811	571

Trading revenue	211	187	438	394
Other	40	51	81	82

Total net revenues	1,311	1,087	2,590	2,146

Expenses Excluding Interest
Compensation and benefits	527	455	1,063	909
Occupancy and equipment	82	81	161	163
Professional services	75	57	143	119
Depreciation and amortization	47	51	95	105
Communications	51	48	100	99
Advertising and market development	59	43	109	79
Restructuring charges	—	—	—	21
Other	58	49	108	102

Total expenses excluding interest	899	784	1,779	1,597

Income from continuing operations before taxes on income	412	303	811	549
Taxes on income	(163)	(117)	(320)	(212)

Income from continuing operations	249	186	491	337
Gain (loss) from discontinued operations, net of tax	2	—	3	(6)

Net Income	$251	$186	$494	$331

Weighted-Average Common Shares Outstanding — Diluted	1,294	1,314	1,295	1,320

Earnings Per Share — Basic
Income from continuing operations	$.20	$.14	$.38	$.26
Gain (loss) from discontinued operations, net of tax	—	—	.01	(.01)
Net income	$.20	$.14	$.39	$.25
Earnings Per Share — Diluted
Income from continuing operations	$.19	$.14	$.38	$.26
Gain (loss) from discontinued operations, net of tax	—	—	—	(.01)
Net income	$.19	$.14	$.38	$.25

Dividends Declared Per Common Share	$.030	$.022	$.055	$.042

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	2006		2005				2004
(In millions, except per share amounts and as noted)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net Revenues
Asset management and administration fees	$642	$618	$586	$584	$552	$547	$544	$523	$517
Net interest revenue	418	393	355	331	297	274	258	245	224
Trading revenue	211	227	198	187	187	207	218	185	261
Other	40	41	41	36	51	31	40	47	32

Total net revenues	1,311	1,279	1,180	1,138	1,087	1,059	1,060	1,000	1,034

Expenses Excluding Interest
Compensation and benefits	527	536	512	481	455	454	447	455	493
Occupancy and equipment	82	79	85	83	81	82	90	97	100
Professional services	75	68	68	66	57	62	64	62	61
Depreciation and amortization	47	48	51	52	51	54	59	58	53
Communications	51	49	47	46	48	51	53	53	56
Advertising and market development	59	50	60	39	43	36	33	43	46
Restructuring charges (1)	—	—	—	(4)	—	21	100	112	2
Other	58	50	50	46	49	53	54	48	54

Total expenses excluding interest	899	880	873	809	784	813	900	928	865

Income from continuing operations before taxes on income	412	399	307	329	303	246	160	72	169
Taxes on income	(163)	(157)	(120)	(123)	(117)	(95)	(58)	(26)	(62)

Income from continuing operations	249	242	187	206	186	151	102	46	107
Gain (loss) from discontinued operations, net of tax	2	1	—	1	—	(6)	(49)	(87)	6

Net Income (Loss)	$251	$243	$187	$207	$186	$145	$53	$(41)	$113

Basic earnings (loss) per share	$.20	$.19	$.15	$.16	$.14	$.11	$.04	$(.03)	$.08
Diluted earnings (loss) per share	$.19	$.19	$.14	$.16	$.14	$.11	$.04	$(.03)	$.08
Dividends declared per common share	$.030	$.025	$.025	$.022	$.022	$.020	$.020	$.020	$.020
Weighted-average common shares outstanding - diluted	1,294	1,296	1,298	1,308	1,314	1,326	1,348	1,364	1,373

Performance Measures
Net revenue growth (decline) over prior year’s quarter	21%	21%	11%	14%	5%	(4%)	—	—	6%
Pre-tax profit margin from continuing operations	31.4%	31.2%	26.0%	28.9%	27.9%	23.2%	15.1%	7.2%	16.3%
Return on stockholders’ equity (2)	22%	21%	17%	19%	17%	13%	5%	(3%)	10%

Financial Condition (at quarter end)
Cash and investments segregated (in billions)	$11.7	$14.5	$15.3	$15.5	$17.4	$18.5	$19.0	$19.6	$20.5
Receivables from brokerage clients (in billions)	$10.9	$10.7	$10.8	$10.4	$9.9	$9.7	$9.8	$9.2	$9.3
Loans to banking clients (in billions)	$8.9	$8.6	$8.5	$8.2	$7.6	$7.1	$6.8	$6.2	$6.8
Total assets (in billions)	$46.9	$47.6	$47.4	$45.4	$46.5	$46.4	$47.1	$45.9	$47.3
Deposits from banking clients (in billions)	$15.7	$14.9	$14.1	$12.9	$12.0	$11.4	$11.1	$10.2	$10.0
Payables to brokerage clients (in billions)	$21.5	$23.4	$24.7	$23.9	$25.4	$26.4	$27.2	$25.9	$26.9
Long-term debt (in millions)	$466	$509	$514	$537	$565	$577	$585	$611	$645
Stockholders’ equity (in millions)	$4,602	$4,632	$4,450	$4,349	$4,318	$4,275	$4,386	$4,555	$4,732

Other
Full-time equivalent employees (at quarter end, in thousands)	14.1	14.1	14.0	13.7	13.6	13.9	14.2	14.8	16.3
Annualized net revenues per average full-time equivalent employee (in thousands)	$373	$364	$339	$335	$317	$302	$294	$261	$251
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (3)	$(26)	$23	$23	$25	$29	$23	$43	$66	$51

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	250.7	275.2	229.5	194.7	176.5	191.3	177.7	128.1	142.2
Schwab Investor Services (5)	18.1	20.6	14.5	14.2	11.3	10.0	9.4	7.8	6.8
Schwab Institutional®	15.4	13.3	11.2	12.7	10.2	9.9	8.7	8.2	8.4

Total	284.2	309.1	255.2	221.6	198.0	211.2	195.8	144.1	157.4

Active Trader Daily Average Revenue Trades (in thousands) (4, 6)	158.6	172.8	142.5	115.6	101.8	106.0	98.0	66.1	72.5

Average Revenue Per Revenue Trade (4)	$13.47	$13.39	$13.66	$15.05	$16.28	$17.95	$19.32	$22.96	$30.06

(1)	Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.

(2)	Calculated based on annualized quarterly net income (loss) and average stockholders’ equity for the quarter.

(3)	Capital expenditures in the first quarter of 2006 are presented net of proceeds of $62 million from the sale of a data center and in the fourth quarter of 2005 are presented net of proceeds of $17 million from the sale of equipment.

(4)	Includes all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(6)	Active Trader includes all CyberTrader clients and Schwab clients enrolled in Schwab’s Active Trader offer. Active Trader DART is included in total DART above.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation, and CyberTrader, Inc. The consolidated statement of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Certain prior periods’ revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.

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THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	2006		2005				2004
(In billions, at quarter end, except as noted)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	$36.6	$37.8	$38.4	$36.3	$37.0	$37.5	$37.2	$35.7	$36.5
Proprietary funds (Schwab Funds®, Excelsior®, and Laudus FundsTM):
Money market funds	125.3	119.6	115.6	111.2	109.7	112.0	111.8	114.0	115.0
Equity and bond funds	61.9	56.9	51.3	50.1	46.3	46.4	43.1	38.4	37.5

Total proprietary funds	187.2	176.5	166.9	161.3	156.0	158.4	154.9	152.4	152.5

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	144.3	147.9	135.0	130.7	125.1	122.2	127.8	114.5	115.2
Mutual fund clearing services	68.2	65.7	60.2	57.3	51.2	47.1	44.2	38.1	33.9
Other third-party mutual funds	152.8	156.6	142.7	138.1	126.4	120.3	114.4	103.6	101.7

Total Mutual Fund Marketplace	365.3	370.2	337.9	326.1	302.7	289.6	286.4	256.2	250.8

Total mutual fund assets	552.5	546.7	504.8	487.4	458.7	448.0	441.3	408.6	403.3

Equity and other securities (1)	530.8	544.2	511.8	500.8	472.6	459.6	472.0	429.2	437.0
Fixed income securities	168.4	162.9	154.6	151.2	147.0	141.7	140.5	136.5	130.6
Margin loans outstanding	(10.5)	(10.4)	(10.4)	(10.2)	(9.7)	(9.6)	(9.8)	(9.1)	(9.1)

Total client assets	$1,277.8	$1,281.2	$1,199.2	$1,165.5	$1,105.6	$1,077.2	$1,081.2	$1,000.9	$998.3

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (2)	$21.6	$28.1	$24.3	$23.4	$11.2	$16.1	$16.8	$13.0	$6.7
Net market gains (losses)	(25.0)	53.9	9.4	36.5	17.2	(20.1)	63.5	(10.4)	(4.7)

Net growth (decline)	$(3.4)	$82.0	$33.7	$59.9	$28.4	$(4.0)	$80.3	$2.6	$2.0

U.S. Trust client assets (3)	$154.9	$155.7	$148.5	$146.9	$139.8	$138.8	$141.1	$137.3	$137.0

New brokerage accounts (in thousands, for the quarter ended)	173	188	153	129	144	151	134	114	139
Active client accounts (in thousands) (4)
Brokerage	6,759	6,725	7,120	7,138	7,202	7,287	7,321	7,389	7,474
Banking	178	175	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Corporate Retirement Plan Participants	521	512	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)	Includes inflows of $3.0 billion in the third quarter of 2005 at U.S. Trust related to two Special Fiduciary business clients. Includes a one-time special dividend from Microsoft Corporation of $1.2 billion in the fourth quarter of 2004. Includes individual inflows (outflows) of $2.1 billion and ($6.0) billion in the third and second quarters of 2004, respectively, related to mutual fund clearing clients.

(3)	Included in total client assets above.

(4)	Periodically, the Company reviews its active account base. The Company has identified over 400,000 brokerage accounts that meet its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company has removed these accounts from its active brokerage account total. Amounts for periods prior to 2006 were not adjusted. While the Company has adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company has added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and Corporate Retirement Plan Participants. Amounts for periods prior to 2006 are not available.

The Charles Schwab Corporation Monthly Market Activity Report For June 2006

														% change
	2005 Jun	Jul	Aug	Sep	Oct	Nov	Dec	2006 Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	6.2	6.3	10.3	6.8	7.6	7.5	9.2	9.5	10.6	8.0	4.6	9.3	7.7	(17%)	24%
Net Market Gains (Losses)	7.1	30.4	(2.8)	8.9	(21.1)	28.4	2.1	37.5	(1.7)	18.1	13.7	(34.4)	(4.3)

Total Client Assets (at month end, in billions of dollars)	1,105.6	1,142.3	1,149.8	1,165.5	1,152.0	1,187.9	1,199.2	1,246.2	1,255.1	1,281.2	1,299.5	1,274.4	1,277.8	—	16%

New Brokerage Accounts (in thousands)	41	39	47	43	46	47	60	63	56	69	73	52	48	(8%)	17%
Active Client Accounts (2) (at month end, in thousands)
Brokerage	7,202	7,182	7,177	7,138	7,117	7,115	7,120	6,693	6,707	6,725	6,753	6,759	6,759	—	(6%)
Banking	N/A	N/A	N/A	N/A	N/A	N/A	N/A	169	170	175	175	177	178	1%	N/A
Corporate Retirement Plan Participants	N/A	N/A	N/A	N/A	N/A	N/A	N/A	496	506	512	519	522	521	—	N/A
Market Indices (at month end)
Dow Jones Industrial Average	10,275	10,641	10,482	10,569	10,440	10,806	10,718	10,865	10,993	11,109	11,367	11,168	11,150	—	9%
Nasdaq Composite	2,057	2,185	2,152	2,152	2,120	2,233	2,205	2,306	2,281	2,340	2,323	2,179	2,172	—	6%
Standard & Poor’s 500	1,191	1,234	1,220	1,229	1,207	1,249	1,248	1,280	1,281	1,295	1,311	1,270	1,270	—	7%
Schwab 1000	3,881	4,028	3,983	4,009	3,943	4,088	4,087	4,205	4,195	4,256	4,302	4,170	4,174	—	8%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (3)	177.3	189.5	189.1	205.7	229.7	236.7	222.4	297.8	287.5	245.4	258.7	269.6	224.9	(17%)	27%
Schwab Investor Services (4)	11.5	12.0	14.4	16.0	16.4	15.6	11.6	22.6	18.9	20.3	20.0	17.3	17.3	—	50%
Schwab Institutional®	10.8	12.6	11.8	13.8	12.8	11.1	9.7	13.6	13.2	13.1	14.6	15.7	15.8	1%	46%

Total	199.6	214.1	215.3	235.5	258.9	263.4	243.7	334.0	319.6	278.8	293.3	302.6	258.0	(15%)	29%

Daily Average Market Share Volume (in millions)
NYSE	1,516	1,479	1,441	1,683	1,847	1,642	1,553	1,868	1,737	1,656	1,681	1,791	1,765	(1%)	16%
Nasdaq	1,748	1,674	1,539	1,716	1,796	1,768	1,704	2,171	2,014	2,135	2,139	2,164	2,087	(4%)	19%

Total	3,264	3,153	2,980	3,399	3,643	3,410	3,257	4,039	3,751	3,791	3,820	3,955	3,852	(3%)	18%

Mutual Fund Net Buys (Sells) (5) (in millions of dollars)
Large Capitalization Stock	364.5	236.0	198.5	386.3	(133.4)	546.2	168.9	1,057.0	786.3	566.6	418.4	288.5	67.1
Small / Mid Capitalization Stock	486.8	438.8	374.3	332.1	69.6	358.8	158.6	763.5	734.1	774.4	709.2	126.8	(370.1)
International	411.7	513.7	765.7	945.7	764.3	1,004.9	1,019.4	2,063.2	1,510.8	1,693.5	1,353.6	550.7	(619.2)
Specialized	224.7	199.7	78.8	230.1	(39.3)	(24.4)	41.9	348.7	257.1	171.0	180.8	(20.5)	(210.8)
Hybrid	196.9	265.9	177.5	261.4	226.9	324.3	145.9	286.5	242.7	266.7	119.2	129.6	213.1
Taxable Bond	847.9	601.4	761.4	678.5	247.7	(25.5)	(195.9)	774.3	766.4	698.6	165.2	598.9	701.8
Tax-Free Bond	179.7	115.1	113.4	61.7	6.2	(65.5)	(186.8)	267.7	232.4	177.3	6.5	177.0	152.3
Money Market Funds	(1,409.0)	6.5	944.6	(286.2)	1,883.6	335.2	1,866.7	874.8	2,211.0	(216.6)	(1,446.2)	3,457.9	3,156.1

(1)	April, March, and January 2006 include an inflow of $2.3 billion, an outflow of $1.6 billion, and an inflow $1.6 billion, respectively, at U.S. Trust related to three Special Fiduciary business clients. August 2005 includes inflows of $3.0 billion at U.S. Trust related to two Special Fiduciary business clients.

(2)	Periodically, the Company reviews its active account base. The Company has identified over 400,000 brokerage accounts that meet its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company has removed these accounts from its active brokerage account total and adjusted amounts back to January 2006. Amounts for periods prior to January 2006 were not adjusted. While the Company has adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company has added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and Corporate Retirement Plan Participants. Amounts for periods prior to December 2005 are not available.

(3)	Includes all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(5)	Represents the principal value of client mutual fund (no-load, low-load, load) transactions handled by Schwab and U.S. Trust, including transactions in Schwab Funds®, Excelsior® Funds, Laudus FundTM, and other proprietary funds. Includes institutional funds available only to Investment Managers.